SUBLEASE

Sublessor: Sling Media, a Delaware corporation	Subject Property:	901 Mariners Island Boulevard, Suites 300 & 365 San Mateo, California

Sublessee: Wherify Wireless, a Delaware corporation.	Date:	April 18, 2007

1. Parties:

This Sublease is entered into this 18th day of April, 2007, by and between Sling Media, a Delaware corporation as Sublessor, and Wherify Wireless, a Delaware corporation. as Sublessee, as a Sublease under that certain Office Lease Agreement dated January 31, 2005, and as amended by the First Amendment dated September 19, 2005, entered into by EOP-San Mateo Baycenter, L.L.C, as lessor, and Sublessor as lessee, and as amended by that certain Commencement Letter dated June 13, 2005 (as amended, the “Master Lease”); a copy of the Master Lease is attached hereto as Exhibit “A”.

2. Provisions Constituting Sublease:

2.1 This Sublease is subject to all of the terms and conditions of the Master Lease in

Exhibit “A” and upon the Sublease Commencement Date, Sublessee shall assume and perform the obligations of Sublessor in said Master Lease, to the extent said terms and conditions are applicable to the Premises subleased pursuant to this Sublease. Sublessee shall not commit or permit to be committed on the Premises any act or omission which shall violate any term or condition of the Master Lease. In the event of termination of Sublessor's interest as lessee under the Master Lease for any reason (unless caused by default of Sublessor under the Master Lease), then this Sublease shall terminate coincidentally therewith without any liability of Sublessor to Sublessee.

2.2 All of the terms and conditions contained in the Master Lease are incorporated herein with the word “Landlord” substituted with “Sublessor” and the word “Tenant” substituted with the word Sublessee as if fully set forth herein, except for the following provisions which are hereby excluded: Article 1.02 - 1.10, 1.12, 1.14, 3, 4, 6, 8, Exhibit B, Exhibit C, Exhibit D, Exhibit F, Exhibit F-1, Exhibit F-2; First Amendment paragraphs 1 - 8.

3. Premises:

Sublessor leases to Sublessee and Sublessee hires from Sublessor the following described Premises, together with appurtenances, situated in the City of San Mateo, County of San Mateo, State of California, commonly known and described as 901 Mariners Island Boulevard, Suites 300 and 365 (the “Sublease Premises”), and consisting of approximately 6,895 rentable square feet of office space, as outlined on the drawings set forth on Schedule 1 attached hereto. Sublessor will deliver the Sublease Premises in broom clean, working condition, free of trash or debris.

THE INFORMATION CONTAINED HEREIN HAS BEEN GIVEN TO US BY THE OWNER OF THE PROPERTY OR OTHER SOURCES WE DEEM RELIABLE. WE HAVE NO REASON TO DOUBT ITS ACCURACY, BUT WE DO NOT GUARANTEE IT. ALL INFORMATION SHOULD BE VERIFIED PRIOR TO PURCHASE OR LEASE

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4. Rental:

Sublessee shall pay to Sublessor as rent for the Premises in advance on the first day of each calendar month of the term of this Sublease without deduction, offset, prior notice or demand, in lawful money of the United States the sum of $13,790.00. No other amounts shall be due as rent under this Sublease. If the commencement date is not the first of the month, or if the Sublease termination date is not the last day of the month, a prorated monthly installment shall be paid at the then current rate for the fractional month during which the Sublease commences and/or terminates. Receipt of $27,580.00 is hereby acknowledged as prepaid rental for the first month and the last month rent, and the additional amount of $13,790.00 as non-interest bearing security for performance under this Sublease. In the event Sublessee has performed all of the terms and conditions of this Sublease throughout the term, upon Sublessee vacating the Premises, the amount paid as a security deposit shall be returned to Sublessee within thirty (30) days after first deducting any sums owing to Sublessor.

5. Term:

5.1 The term of this Sublease shall be for a period of approximately thirteen (13) months, commencing on the day Sublessor delivers possession of the Sublease Premises to Sublessee, after obtaining consent of Master Landlord (the “Sublease Commencement Date”), anticipated to be on or around May 1, 2007 and ending on May 26, 2008 (the “Sublease Expiration Date”). Sublessee shall have access to the Sublease Premises for five (5) days in order to install its fixtures, furniture and equipment (without the obligation to pay any rent).

5.2 In the event Sublessor is unable to deliver possession of the Premises by the anticipated Sublease Commencement Date, provided Sublessor acts diligently and in good faith to deliver the Premises by the anticipated Sublease Commencement Date, Sublessor shall not be liable for any damage caused thereby, nor shall this Sublease be void or voidable but Sublessee shall not be liable for rent until such time as Sublessor offers to deliver possession of the Premises to Sublessee, but the term hereof shall not be extended by such delay. If Sublessee, with Sublessor's consent, takes possession prior to commencement of the term (unless solely to install fixtures, furniture and equipment), Sublessee shall do so subject to all the covenants and conditions hereof and shall pay rent for the period ending with the commencement of the term at the same rental as that prescribed for the first month of the term prorated at the rate of 1/30th thereof per day. In the event Sublessor has been unable to deliver possession within thirty days from the commencement date, Sublessee, at Sublessee's option, may terminate this Sublease.

6. Use:

Sublessee shall use the Premises for general office and marketing purpose, including handheld device product development/laboratory work and for no other purpose without the written consent of Sublessor.

901 MARINERS ISLAND BOULEVARD, SUITE 125, SAN MATEO, CA 94404 • (650) 341 5800 FAX (650) 341 7024

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6.1 Equipment:

Sublessee shall have the right to use Sublessor’s FF&E, described on Exhibit B attached hereto throughout the Sublease term at no additional charge. Sublessee agrees to purchase all the furniture in Exhibit B for $1.00 at the expiration of the Sublease.

7. Compliance With Americans With Disabilities Act:

Sublessee shall be responsible for the installation and cost of any and all improvements, alterations or other work required on or to the Premises or to any other portion of the property and/or building of which the Premises are a part, required or reasonably necessary because of (1) the use to which the Premises or any portion thereof is put by Sublessee; (2) the use by a subtenant of Sublessee by reason of assignment or sublease; or (3) both, including any improvements, alterations or other work required under the Americans With Disabilities Act of 1990. Compliance with the provisions of this paragraph shall be a condition of Sublessor granting its consent to any assignment or sublease of all or a portion of the Premises described in this Sublease.

8. Additional Provisions with Respect to the Sublease:

8.1 Sublessor covenants to timely and fully observe, perform and discharge its obligations under the Master Lease and covenants not to commit or suffer any default under or breach of the Master Lease.

8.2 Notwithstanding anything to the contrary, Sublessee will have no obligation to indemnify, defend or hold harmless Sublessor under such terms and conditions in the Master Lease to the extent that any of the claims, demands, liabilities or causes of action at issue are caused by Sublessor’s or any of their respective agents, contractors or employees, gross negligence or willful misconduct.

8.3 Sublessor represents to Sublessee that (i) the Master Lease is in full force and effect, (ii) the copy of the Master Lease which is attached to this Sublease as Exhibit A is a true, correct and complete copy of the Master Lease and all amendments thereto, (iii) Sublessor has performed, in all material respects, all of the obligations required to be performed by Sublessor under the Master Lease as of the Commencement Date and to Sublessor’s best knowledge, no default exists on the part of Sublessor, or has there occurred any event which, with the giving of notice or passage of time or both, could constitute such a default or event of default; and (iv) Sublessor has not violated the Master Lease with respect to Hazardous Materials.

8.4 Sublessor shall indemnify, defend, protect, and hold Sublessee harmless from and against all actions, claims, demands, costs, liabilities, losses, reasonable attorneys’ fees, damages, penalties and expenses which may be brought or made against Sublessee or which Sublessee may pay or incur to the extent caused by (i) the failure by Sublessor to comply with or perform its obligations under the Master Lease and/or this Sublease, (ii) a breach by Sublessor of any of its representations or warranties to Sublessee under this Sublease, or (iii) any violation by Sublessor of the Master Lease with respect to Hazardous Materials.

901 MARINERS ISLAND BOULEVARD, SUITE 125, SAN MATEO, CA 94404 • (650) 341 5800 FAX (650) 341 7024

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8.5 It is Sublessor and Sublessee’s understanding that notwithstanding anything to the contrary in the Sublease, in no event shall Sublessee have any obligation to remove any alterations, additions or improvements made by Sublessor prior to the Sublease Commencement Date and Sublessee shall not assume any restoration obligations of Sublessor with respect to any such alterations, additions or improvements, which shall remain the sole obligation of Sublessor.

8.6 In the event of any conflict between this Sublease and the Master Lease, as between Sublandlord and Subtenant, the terms and conditions of this Sublease shall control. Further, if Rent is abated under the Master Lease, Rent hereunder shall also be abated in the same proportion.

9. Notices:

All notices or demands of any kind required or desired to be given by Sublessor or Sublessee hereunder shall be in writing and shall be deposited in the United States mail, certified or registered, postage prepaid, addressed to the Sublessor or Sublessee, respectively, at the address set forth after their signatures at the end of this Sublease. All rent and other payments due under this Sublease or the Master Lease shall be made to Sublessor at the Sublessor's address set forth below.

10. Broker Fee:

Upon execution of this Sublease, Sublessor shall pay Cornish & Carey Commercial, a licensed real estate broker, fees set forth in a separate agreement between Sublessor and Broker.

Sublessor:  SLING MEDIA, A DELAWARE CORPORATION

By: ______________________________________________________________________
Name: ___________________________________________________________________
Its: ______________________________________________________________________
Date: _____________________________________________________

Address:	1051 E. Hillsdale Blvd, Suite 500, Foster City, California 94404

Sublessee:  WHERIFY WIRELESS, A DELAWARE CORPORATION.

By: ______________________________________________________________________
Name: ___________________________________________________________________
Its: ______________________________________________________________________
Date: _____________________________________________________
Address:_______________________________

901 MARINERS ISLAND BOULEVARD, SUITE 125, SAN MATEO, CA 94404 • (650) 341 5800 FAX (650) 341 7024

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EXHIBIT A

MASTER LEASE

901 MARINERS ISLAND BOULEVARD, SUITE 125, SAN MATEO, CA 94404 • (650) 341 5800 FAX (650) 341 7024

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EXHIBIT B

FURNITURE INVENTORY

901 MARINERS ISLAND BOULEVARD, SUITE 125, SAN MATEO, CA 94404 • (650) 341 5800 FAX (650) 341 7024

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SCHEDULE 1

SUBLEASE PREMISES

901 MARINERS ISLAND BOULEVARD, SUITE 125, SAN MATEO, CA 94404 • (650) 341 5800 FAX (650) 341 7024